Exhibit 99.1

News From

Buena, NJ 08310

Release Date: November 13, 2018

Contact:	Damian Finio Teligent, Inc. (856) 336-9117 www.teligent.com

TELIGENT, INC. ANNOUNCES $120 MILLION FINANCING COMMITMENT FROM ARES

BUENA, NJ – November 13, 2018 (GLOBE NEWSWIRE) -- Teligent, Inc. (NASDAQ: TLGT), (“Teligent” or the “Company”) announced today that the Company secured a financing commitment from funds managed by Ares Management, L.P. (“Ares”) (NYSE: ARES), on November 12, 2018.  Pursuant to the commitment, Ares will provide Teligent with a new senior-secured asset-based first lien revolving credit facility and second lien term loans (including delayed-draw term loans) in the principal amounts of $25 million and $95 million, respectively. The $25 million revolving credit facility will be used to manage working capital needs and replace the existing $25 million term loan facility.  $80 million of the term loans will be used to redeem the Company’s December 2019 convertible bonds, as well as provide further liquidity. $15 million of additional term loans will be available to the Company in 2019 to fund the installation of a high-speed filling line in the Company’s recently expanded sterile injectable manufacturing site in Buena, NJ.

“One of our top priorities for the year was to address the Company’s capital structure, most specifically the convertible bonds maturing in December 2019.” commented Damian Finio, Teligent’s Chief Financial Officer.  “We are looking forward to having a world-class organization like Ares as part of our capital structure. This facility enables us to address the December 2019 convertible bonds, provides the working capital needed to continue launching new products and the funding necessary to significantly increase our injectable manufacturing capacity in the medium-term.” Teligent and Ares expect to execute definitive documentation before the end of November, subject to the satisfaction of certain closing conditions.

About Teligent, Inc.

Teligent is a specialty generic pharmaceutical company. Our mission is to be a leading player in the specialty generic prescription drug market. Learn more on our website www.teligent.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the terms and timing of the new Ares credit facility, our ability to execute definitive documentation relating to the new Ares credit facility, and our ability to close such credit facility and use the proceeds thereof in the manner currently anticipated (including to redeem the December 2019 convertible bonds, to fund the installation of a high-speed filling line in the Company’s recently expanded sterile injectable manufacturing site in Buena, NJ, and to provide the working capital necessary to continue launching new products) and other statements identified by the use of words such as "anticipate," "believe," "could," "estimate," "expect," "feel," "forecast," "intend," "may," "plan," "potential," “predict,” "project," “seek,” "should," "would,” “will,” and similar expressions. These forward-looking statements are based on management’s current expectations. The forward-looking statements contained in this press release are neither promises nor guarantees but involve and are subject to known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by the forward-looking statements contained in this press release, including, but not limited to, the following risks, uncertainties and factors: we may not enter into definitive documentation for, or otherwise close, the new Ares credit facility on the timeframe expected or on the terms summarized herein, if at all; our inability to meet current or future regulatory requirements in connection with existing or future Abbreviated New Drug Applications; our inability to achieve profitability; our failure to obtain FDA approvals as anticipated; our inability to execute and implement our business plan and strategy; the potential lack of market acceptance of our products; our inability to protect our intellectual property rights; changes in global political, economic, business, competitive, market and regulatory factors; and our inability to complete successfully future product acquisitions. These and other important factors discussed under the caption “Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2017, our subsequently filed Quarterly Reports on Form 10-Q, and our other filings made with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements contained in this press release. Forward-looking statements reflect management's analysis as of the date of this press release. The Company does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise, except as required by law.